Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

THIS SUBSCRIPTION AGREEMENT (THIS "AGREEMENT") RELATES TO AN OFFERING OF COMMON STOCK RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE COMPANY'S GOVERNING DOCUMENTS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. ACCORDINGLY, THE SUBSCRIBER MUST KEEP THIS AGREEMENT CONFIDENTIAL AND MAY NOT MAKE OR PROVIDE A COPY OF THIS AGREEMENT OR ANY RELATED DOCUMENTS TO ANYONE OTHER THAN THE SUBSCRIBER'S OWN COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO TAX, ACCOUNTING AND OTHER RELATED MATTERS CONCERNING THE SUBSCRIBER'S INVESTMENT IN THIS OFFERING AND ITS SUITABILITY FOR THE SUBSCRIBER.

FG COMMUNITIES, INC.
COMMON STOCK
SUBSCRIPTION AGREEMENT

The undersigned subscriber (the "**Subscriber**") wishes to purchase shares of Common Stock, par value $0.001 per share, issued by FG Communities, Inc., a Nevada corporation (the "**Company**"), upon the terms and conditions set forth in this Subscription Agreement (this "**Agreement**" or "**Subscription Agreement**"), theCompany's Confidential Private Placement Memorandum dated September 18, 2025, as amended or supplemented from time to time (the "**PPM**"), the Amended and Restated Articles of Incorporation of the Company, as amended or supplemented from time to time (the "**Articles**") and the Bylaws of the Company, as amended or supplemented from time to time (the "**Bylaws** ," and together with the Articles the "**Governing Documents**"). Capitalized terms used but not defined herein have the meanings given to them in the Governing Documents.

WHEREAS, pursuant to the terms of the Articles, the Company authorized the issuance of (i) up to one hundred million (100,000,000) shares of Common Stock, par value $0.001 per share (the "**Common Stock**"), which have such rights, powers privileges and restrictions, qualifications, and limitations as set forth in the Governing Documents.

WHEREAS, the Company is offering (the "**Offering**")shares of Common Stock, at an offering price of $5.50 per share, subject to the Company's Governing Documents. The minimum investment in shares of Common Stock is $50,000, although the Company may, in its sole discretion, accept subscriptions for lesser amounts.

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration under the Securities Act of 1933, as amended (the "**Securities Act**").

NOW, THEREFORE, in consideration of the premises above, which are incorporated in this Agreement as if fully set forth below, and the mutual covenants and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby

acknowledged, the Company and Subscriber hereby agree as follows:

1. Subscription.

(a) Purchase and Sale.

(i) The Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company the number of shares of Common Stock indicated on the signature page hereto (the "**Shares**") at the aggregate subscription price indicated on the signature page hereto (the "**Purchase Price**").

(ii) The closing of the sale of Shares to the Subscriber (the "**Closing**") shall take place on the date specified for the Company for the issuance of Shares following the execution of this Agreement and the receipt by the Company of the Purchase Price. At the Closing, the Company will issue to the Subscriber the Shares to be sold hereunder, each registered in the name of the Subscriber, against delivery of the Purchase Price in cash via wire transfer to an account specified in writing by the Company.

(iii) Upon execution of this Agreement, the Subscriber's obligation to purchase the Shares shall be irrevocable, and the Subscriber shall be legally bound to purchase the Shares subject to the terms set forth in this Agreement.

(iv) In the event the sale of the Shares is not consummated for any reason within 60 days following the receipt by the Company of this Agreement executed by the Subscriber and the Purchase Price, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber any purchase price remitted to the Company, without interest thereon or deduction therefrom.

(b) Termination. This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and the Subscriber.

2. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada.

(b) The Company has the corporate power and authority to enter into, deliver and perform this Agreement and the agreements to be entered into therewith.

(c) All action on the part of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) The Shares have been, or will be, duly and validly authorized and on the date of issuance of

the Shares, the Shares will be duly and validly issued, fully paid and non-assessable and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified in the Governing Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Subscriber.

(e) Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(f) Assuming the accuracy of Subscriber's representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to Subscriber as contemplated hereby.

3. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company as follows:

(a) The Subscriber hereby acknowledges having (i) received, read and understood the PPM and the Governing Documents and understands terms and conditions of the Shares and the various risks of an investment in the Shares, as well as the conflicts of interest to which the Company is subject and (ii) been given the opportunity to (A) ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of the Offering, other matters pertaining to an investment in the Shares and the Company's business, management and financial affairs and (B) obtain any additional information that the Company can acquire without unreasonable effort or expense that is necessary to evaluate the merits and risks of an investment in the Shares. In formulating a decision to invest in the Shares, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Company except as set forth in the PPM and Governing Documents (it being understood that no person has been authorized by the Company to furnish any such representations or other information).

(b) The Subscriber acknowledges that the Shares are subject to restrictions on transfer as described in the Governing Documents.

(c) If an entity, the Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of "good standing" is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(d) The Subscriber has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute the valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Subscriber in connection with the consummation of the transactions contemplated by this Agreement.

(f) The execution, delivery and performance by the Subscriber of this Agreement and the consummation by the Subscriber of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement,

contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Subscriber, in each case (other than clause (i)), which would have a material adverse effect on the Subscriber or its ability to consummate the transactions contemplated by this Agreement

(g) This Agreement is made with the Subscriber in reliance upon the Subscriber's representation to the Company, which by the Subscriber's execution of this Agreement, the Subscriber hereby confirms, that the Shares to be acquired by the Subscriber will be acquired for investment for the Subscriber's own account or an account that is under the direction and control of Subscriber or one of its affiliates, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Subscriber further represents that the Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. If the Subscriber was formed for the specific purpose of acquiring the Shares, each of its equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) The Subscriber understands that the offer and sale of the Shares to the Subscriber has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber's representations as expressed herein. The Subscriber understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscriber must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Subscriber acknowledges that the Company has no obligation to register or qualify the Shares for resale and that Subscriber shall not be entitled to any registration rights with respect to the Shares. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Subscriber's control, and which the Company is under no obligation and may not be able to satisfy.

(i) The Subscriber understands that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

(j) Subscriber is an "accredited investor" as defined by Rule 501(a) of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber'sinvestment in the Shares, of making an informed investment decision with respect thereto, and has the ability and capacity to protect Subscriber's interests. The Subscriber understands that its agreement to purchase the Shares involves a high degree of risk, including those summarized in the PPM, which could cause the Subscriber to lose all or part of its investment. The Subscriber has the ability to bear the economic risks of the Subscriber's investment in the Shares and adequate means to provide for the Subscriber's financial needs should the Subscriber receive no return on the investment, or if the Subscriber suffers a complete loss of such investment in the Shares. The Subscriber has evaluated the risks of investing in the Shares, understands there are substantial risks of loss incidental to the purchase of the Shares, and has determined that the Shares are a suitable investment for the Subscriber. The Subscriber understands and agrees that in connection with the verification of the Subscriber's status as an "accredited investor," the Subscriber will be required to complete all questionnaires, make all certifications, answer all questions and provide all supporting documents (which may include, among things, tax documents, bank statements and brokerage statements) as requested by the Company's third party "accredited investor" verification service provider.

Failure to provide any such information to such service provider will result in the rejection of the Subscriber's subscription for Common Stock, unless otherwise agreed by the Company.

(k) The Subscriber represents and warrants that no "beneficial owner[1] of the Shares purchased by the Subscriber is subject to any of the "Bad Actor" disqualifications (each, a "**Disqualification Event**") described in Rule 506(d)(1) under the Securities Act, except for a Disqualification Event contemplated by Rule 506(d)(2) of the Securities Act, a reasonably detailed description of which has been furnished in writing to the Company. The Subscriber covenants that it will, subsequent to the date hereof, notify the Company of (i) any Disqualification Event relating to any beneficial owner of the Shares purchased by the Subscriber not previously disclosed, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any beneficial owner of the Shares purchased by the Subscriber.

(l) If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the "**Code**")), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber's subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Subscriber's jurisdiction. The Subscriber will provide the Company with a validly executed applicable IRS Form W-8[2] and any other information reasonably requested by the Company to verify the Subscriber's tax status.

(m) Neither the Subscriber, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Shares.

(n) If the Subscriber is an individual, then the Subscriber resides in the state or province identified in the address of the Subscriber set forth herein; if the Subscriber is a partnership, corporation, limited liability company or other entity, then its principal place of business is the office or offices located at the address or addresses of the Subscriber set forth herein.

(o) The Subscriber has, or as of the Closing will have, available to it sufficient funds to satisfy its obligations under this Agreement.

(p) The Subscriber represents that the Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscriber's investment in the Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities and (ii) the proceeds from the Subscriber's investment in the Shares will be used to finance any illegal activities, and that the Subscriber is not a party with which the Company is otherwise prohibited to deal under the laws of the United States, including applicable anti-money laundering laws. The Subscriber represents that it is not, and is not acting as an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury

---

[1] For purposes of this paragraph, the "beneficial owner" of a security includes any person who, directly or indirectly has or shares, or is deemed to have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security.

[2] IRS Forms W-8 and instructions can be found at: https://www.irs.gov/forms-pubs/about-form-w-8.

and has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

(q) Subscriber recognizes that no federal, state or foreign agency has reviewed, recommended or endorsed the purchase of the Shares or any facts or circumstances related thereto.

(r) Subscriber understands that no certificates will be issued representing the Shares and that the Shares are not transferrable except in accordance with the Governing Documents, which Governing Documents restrict the transferability of the Shares.

(s) Any sales, transfers, or other dispositions of the Shares by Subscriber, if any, will be made in compliance with the Securities Act and all applicable rules and regulations promulgated thereunder.

(t) Subscriber represents and warrants, to the best of Subscriber's knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

By making the foregoing representations the Subscriber has not waived any right of action the Subscriber may have under federal or state securities law that may not be waived, modified or limited under applicable law. Any such waiver would be unenforceable. The Company will assert the Subscriber's representations as a defense in any subsequent litigation where such assertion would be relevant.

4. <u>Indemnification</u>.

(a) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company, its respective officers, directors, agents, counsel, members, shareholders, managers and control persons, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber or breach of any representation or warranty by Subscriber in this Agreement or any other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof or the Subscriber's breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder or any other agreement entered into by Subscriber and the Company relating hereto.

(b) If any action shall be brought against an indemnified party in respect of which indemnity may be sought pursuant to this Agreement, the indemnified party shall promptly notify the indemnifying party in writing, and indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of indemnified party except to the extent that (i) the employment thereof has been specifically authorized by indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the indemnifying party and the position of indemnified party, in which case the indemnifying party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The indemnifying party will not be liable to the indemnified party under this Agreement (y) for any

settlement by an indemnified party effected without the indemnifying party's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party's breach of any of the representations, warranties, covenants or agreements made by the indemnified party in this Agreement.

5. Tax Form. The Subscriber certifies under penalties of perjury that (i) the Subscriber's taxpayer identification number set forth herein is correct, and (ii) the information contained in any IRS Form W-9 (Request for Taxpayer Identification Number and Certification)[3] or other tax form submitted with the completed subscription materials is correct, and the Subscriber shall promptly inform the Company of any change in such information and execute a new form with the correct information.

6. Electronic Communications. The Subscriber agrees to receive and accept reports and communications indefinitely from the Company exclusively via e-mail to the e-mail address set forth herein unless the Subscriber notifies the Company in writing that the Subscriber wishes to receive reports to either another e-mail address or alternatively, via regular mail in lieu of electronic mail. The Subscriber acknowledges that all such electronic communications may be accessed by recipients other than Subscriber and may be interfered with, may contain computer viruses or other defects and may not be successfully replicated on other systems. The Subscriber understands that the Company gives no warranties in relation to these matters. If the Subscriber has any doubts about the authenticity of an e-mail or other electronic communication purportedly sent by the Company, the Subscriber agrees to contact the purported sender immediately. The Subscriber acknowledges that although the Company does not impose any additional charges for electronic delivery, the Subscriber may incur potential costs associated with electronic delivery, such as usage charges from the Subscriber's internet access providers. The Subscriber understands that it will continue to receive such electronic deliveries until such time that the Subscriber revokes its consent by written notice to the Company or it no longer has the right to receive such communications. The Subscriber understands that although the Company strives to protect the Subscriber's non-public personal information, the Company cannot ensure or warrant the security of any information the Subscriber provides or transmits to the Company, and the Subscriber does so at its own risk. *If instructions are given by the Subscriber via e-mail, the Subscriber agrees to indemnify the Company and any of its directors, officers, employees, affiliates and agents against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon instructions submitted by facsimile or by other electronic means. Each such indemnified party may rely conclusively upon and shall incur no liability in respect of any loss arising from (i) the non-receipt of any instructions relating to the Shares purchased by the Subscriber delivered via e-mail or (ii) any action taken upon any notice, consent, request, instructions or other instrument believed in good faith to be genuine or to be signed by properly authorized persons on behalf of the Subscriber.*

7. Miscellaneous.

(a) Notices. Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by e-mail, or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

FG Communities, Inc.
[****]
[****]
[****]
[****]

[3] IRS Form W-9 and instructions can be found at: https://www.irs.gov/forms-pubs/about-form-w-9.

If to the Subscriber, at its address set forth herein, or such other address as Subscriber shall have specified to the Company in writing.

(b) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing.

(c) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(d) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Assignments. Except as otherwise specifically provided herein, the Subscriber may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which may be delivered electronically and will be deemed an original but all of which together will constitute one and the same instrument.

(g) Law Governing this Agreement. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by the Nevada courts within the borders of such state, except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber's heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company and their respective successors and assigns.

(h) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of North Carolina and to the jurisdiction of the United States District Court for the District of North Carolina for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of North Carolina or the United States District Court for the District of North Carolina, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(i) Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(j) Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this

Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or any other legal entity and a government or any department or agency thereof.

(k) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(l) Expenses. Each of the Company and the Subscriber will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(m) Counsel. The Subscriber acknowledges that it has been advised or has had the opportunity to consult with Subscriber's own attorney, accountant, financial advisor and any other advisors regarding this Subscription Agreement and Subscriber's investment in the Company and Subscriber has done so to the extent that Subscriber deems appropriate.

(n) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(o) Confidentiality. The Subscriber will (i) keep confidential all information it may receive pertaining to the Company and its affairs, except as required by law, and (ii) use such information only for purposes reasonably related to its investment in the Shares. The Subscriber has not reproduced, duplicated or delivered this Subscription Agreement to any other person, except to the Subscriber's professional advisors or as instructed by the Company. The Subscriber understands that the PPM, speaks only as to the date thereof and the information contained therein may not be correct or complete as of any time subsequent to such date.

(p) Exhibits. The PPM and the Governing Documents are each an integral part of this Subscription Agreement and shall be deemed to be incorporated by reference herein.

[*Signature Pages Follow*]

SIGNATURE PAGE

The Subscriber hereby represents that: (a) the Subscriber has carefully read and is familiar with the Subscription Agreement, the PPM and the Governing Documents; (b) the information contained in the Subscription Agreement is complete and accurate and may be relied upon; and (c) the Subscriber agrees that the execution of this signature page constitutes receipt and execution of the Subscription Agreement and receipt of the Governing Documents.

NOTE: Please provide a copy of a current, government-issued photo identification of the individual signing the Subscription Agreement.

IN WITNESS WHEREOF, the Subscriber has executed this Signature Page as of the date set forth below.

Date: September 17, 2026

INDIVIDUAL SUBSCRIBERS:

____
Signature

____
Print Name of Subscriber

____
Social Security Number (or Tax ID)

____
Signature (if applicable)

____
Print Name of Subscriber (if applicable)

____
Social Security Number (or Tax ID)

SUBSCRIBERS OTHER THAN INDIVIDUALS:*

FG Nexus Inc.
Print Name of Subscriber

By: DocuSigned by: Mark Roberson 605B19BC489E4BE...
Authorized Signature

Mark Roberson, CFO
Print Name and Title

46-1119100
EIN (or Tax ID)

CONTACT INFORMATION (ALL SUBSCRIBERS)

[****]

Mailing Address

info@fundamentalglobal.com
Email

[****]
Phone

Purchase Price and Number of Shares:

Common Stock Purchase Price (Subscriber's aggregate subscription price)	$ 10,000,001.00
Common Stock Shares (Common Stock Purchase Price *divided by* $5.50)	1,818,182 shares of Common Stock

SIGNATURE PAGE (CONTINUED)

***Additional Representation With Respect to Investments By An IRA or Self-Directed Pension Plan**
If the Subscriber is an IRA or self-directed pension plan, the individual who established the IRA or the individual who directed the pension plan's investment in the Shares, as the case may be, the "Fiduciary": (i) has directed the custodian or trustee of the Subscriber to execute this Subscription Agreement on the line set forth above for Authorized Signature and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Name: ______________________________

Signature:______________________________

Name and Address of Custodian
and Contact Individual:

____

____

____

Account or other Reference Number:

____

Custodian's Tax I.D. Number:

____

Note to Custodian: Please be sure to include an authorized signatory list with this completed page.

========================= ============================

For Internal Use Only - Please Do Not Write Below This Point

The subscription by the Subscriber is hereby accepted by the Company in the amount set forth below as of the date set forth below.

Date of Acceptance: **September 17**, 202**6**

Accepted Purchase Price and Number of Shares:

Common Stock Purchase Price (Subscriber's aggregate subscription price)	$ **10,000,001.00**
Common Stock Shares (Common Stock Purchase Price *divided by* $5.50)	**1,818,182** shares of Common Stock

FG COMMUNITIES, INC.

Signed by:

By: ______________________________
BAF52DB0B99948C...

Name: **Michael Anise**
Title: **CEO**

CONFIDENTIAL

ANNEX A
FG COMMUNITIES, INC.
SUBSCRIBER INFORMATION

FG Nexus Inc.

Name of Subscriber(s) (Both if Individuals and jointly held)

46-1119100

Social Security No. (Both if jointly held) / Tax I.D. Number

Nevada

State or other jurisdiction in which organized or formed (Entities)

N/A

Name(s) of person exercising investment discretion for Subscriber and their capacity (trustee or fiduciary, etc.)

Publicly Traded Corporation

Date of Birth (Both if jointly held) / Date of Formation

Type of Ownership – Please check one:

- ☐ Individual
- ☐ Tenants in Common
- ☐ Joint Tenants (with Rights of Survivorship)
- ☐ S Corporation
- ☑ Corporation (other than S Corporation)
- ☐ Partnership
- ☐ Limited Liability Company
- ☐ Trust
- ☐ Foundation
- ☐ Endowment
- ☐ Employee Benefit Plan
- ☐ Individual Retirement Account
- ☐ Other - Specify:____________________

Resident of (Individuals) or Principal Place of Business (Entities):

City	State/Province	Country
Charlotte	NC	USA

Residential/Business Address (Domicile for Blue Sky filing purposes):

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Miss ☐ Dr. ☐ Other____________

FG Nexus Inc.

[****]

Telephone number: [****] Fax number: ____________
(including area code) (including area code)

E-mail address: info@fundamentalglobal.com

Registered Address (if applicable):

____

____

____

____

Mailing Address *(select one)*:

☑ Please use the Subscriber's Residential/Business Address as the Mailing Address

☐ Please use the Subscriber's Registered Address as the Mailing Address

☐ Please use the following as the Subscriber's Mailing Address:

____

____

____

Distribution Instructions

DIVIDEND REINVESTMENT PROGRAM ("DRIP") ACKNOWLEDGMENT.

BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE UNDERSIGNED SUBSCRIBER HEREBY ACKNOWLEDGES, AGREES, AND ELECTS THAT ALL CASH DIVIDENDS, DISTRIBUTIONS, OR OTHER AMOUNTS DECLARED AND PAYABLE WITH RESPECT TO THE COMMON STOCK PURCHASED HEREBY SHALL BE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE COMPANY'S DIVIDEND REINVESTMENT PROGRAM (THE "DRIP"), UNLESS AND UNTIL THE SUBSCRIBER AFFIRMATIVELY ELECTS TO OPT OUT OF THE DRIP IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE COMPANY AND BY CHECKING THE BOX BELOW:.

☐ Subscriber opts out of the dividend reinvestment program

By its signature herein, the Subscriber hereby authorizes the Company to make dividend payments as directed below. If a box is checked below the Subscriber hereby authorizes the Company or its agent to initiate entries into the account listed below or to send distribution amounts, if any, directly to the financial institution/individual(s) listed below. This authorization will remain in effect until the Subscriber notifies the Company or its agent in writing to cancel such authorization, provided the Subscriber gives the Company a reasonable opportunity to act on such notification. This authorization relates solely to the Subscriber's investment in the Shares.

If opting out of the dividend reinvestment program, please select one of the following options:

☐ Subscriber chooses to have its distributions to be directly deposited into its bank account listed below. *Attach voided check and complete information below.*

☐ Subscriber chooses to have checks sent to the person(s) or financial institution listed below. *Distributions*

for custodial accounts will be sent to the custodian of record.

☐ Subscriber chooses to have checks sent to the Subscriber at the Mailing Address set forth above.

Bank, Brokerage Firm or Person: ____
Mailing Address: ____
ABA Routing No: ____
Account No: ____
Name on Account or FBO: ____

Account Type: ☐ Checking ☐ Savings ☐ Brokerage

The deposit instructions above cannot be established without a pre-printed, voided check. For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

__________________________________ ________________________
Signature of Individual/Trustee/Beneficial Owner Date

____
Printed Name

__________________________________ ________________________
Signature of Joint Owner/Co-Trustee Date

____
Printed Name

ANNEX B
ACCREDITED INVESTOR STATUS

Check applicable boxes below indicating at least one basis upon which the Subscriber qualifies as an accredited investor under Regulation D of the Securities Act of 1933, as amended (the "**Securities Act**").

The Subscriber is as of the date of this Subscription Agreement, and will be as of the Closing:

☐ (i) Individual – Income Test. An individual who: (a) had an income in excess of $200,000 in each of the two most recent years (or joint income with his or her spouse or spousal equivalent[4] in excess of $300,000 in each of those years); and (b) has a reasonable expectation of reaching the same income level in the current year;

☐ (ii) Individual – Net-Worth Test. An individual who has a net worth (or joint net worth with his or her spouse or spousal equivalent[1]) in excess of $1,000,000 (*For purposes of this questionnaire, "net worth" means the excess of total assets at fair market value, excluding the value of the Subscriber's primary residence, over total liabilities.*)[5];

☐ (iii) Individual –Professional Certification, Designation or Credential. An individual who holds in good standing[6]: (i) the General Securities Representative license (Series 7); (ii) the Private Securities Offerings Representative license (Series 82); (iii) the Licensed Investment Adviser Representative (Series 65); or (iv) such other professional certification or designation, or credential from an accredited educational institution, that the Securities and Exchange Commission (the "**SEC**") has designated by order as qualifying an individual as an "accredited investor" under Rule 501(a)(10) of Regulation D under the Securities Act;

☐ (iv) IRA or Revocable Trust. An (i) individual retirement account ("**IRA**") or (ii) revocable trust that may be amended or revoked at any time by the grantors thereof and the individual who established the IRA or each grantor of the trust is an accredited investor on the basis of category (i), (ii) or (iii) above;

☐ (v) Self-Directed Employee Benefit Plan. A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("**ERISA**") and the participant who directed that assets of his or her account be invested in the Company is: (a) an accredited investor on the basis of category (i), (ii) or (iii) above; and (b) the only participant whose account is being invested in the Company;

☐ (vi) Other Employee Benefit Plan. An employee benefit plan within the meaning of ERISA that: (a) is not a self-directed plan; and (b) has total assets in excess of $5,000,000;

☐ (vii) Irrevocable Trust. An irrevocable trust that consists of a single trust that: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Shares; and (c) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Company;

☐ (viii) SEC-Registered Investment Adviser, State-Registered Investment Adviser, or Exempt Reporting Adviser. An investment adviser registered pursuant to Section 203 of Investment Advisers Act of 1940, as amended (the "**Advisers Act**"), an investment adviser registered pursuant to the laws of any U.S. state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act;

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4 A "spousal equivalent" is a cohabitant occupying a relationship generally equivalent to that of a spouse.

5 In calculating net worth, an individual must include as a liability the amount of indebtedness secured by such individual's primary residence that is incurred: (i) at any time and is in excess of the estimated fair market value of such residence; or (ii) within 60 days prior to the Admission Date (other than as a result of the acquisition of such residence).

6 "Good standing" means the individual has passed the required examination and currently maintains his or her license or registration, as applicable, in good standing.

☐ (ix) Family Office. A "family office", as such term is defined in Rule 202(a)(11)(G)-1 under the Advisers Act: (a) with assets under management in excess of $5,000,000; (b) that was not formed for the specific purpose of acquiring the Shares; and (c) whose prospective investment in the Company is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment in the Shares;

☐ (x) Family Client. A "family client", as such term is defined in Rule 202(a)(11)(G)-1 under the Advisers Act: (a) of a family office meeting the requirements set forth in category (ix) above; and (b) whose prospective investment in the Shares is directed by a person at the family office for which it is a family client who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

☑ (xi) Corporation, Partnership, Limited Liability Company or a Massachusetts or Similar Business Trust. A corporation, a partnership, a limited liability company or a Massachusetts or similar business trust, in each case, that: (a) was not formed for the specific purpose of acquiring the Shares; and (b) has total assets in excess of $5,000,000;

☐ (xii) Other Entities. An entity of a type not listed in paragraphs (a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) of Rule 501 of Regulation D under the Securities Act that owns investments[7] in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares;

☐ (xiii) Entity Owned Exclusively by Accredited Investors. An entity in which all of the equity owners are accredited investors pursuant to one or more categories set forth above in this Annex B (please have each equity owner complete this Annex B); or

☐ (xiv) None of the Above. None of the above applies (further information may be required to determine the Subscriber's accredited investor status).

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[7] For purposes of this basis for qualification, "investment" is defined in Rule 2a51-1(b) under the Investment Company Act of 1940, as amended (the "**Investment Company Act**"). In general, the term "investments" means any or all (i) securities (as defined in the Securities Act), except for securities of issuers controlled by the Subscriber("**Control Securities**") unless the (a) issuer of the Control Securities is itself a registered or private investment company or is exempted from the definition of investment company by Rule 3a-6 or Rule 3a-7 under the Investment Company Act, (b) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (c) the issuer of the Control Securities has a class of securities listed on a designated offshore securities market under Regulation S under the Securities Act or (d) the issuer of the Control Securities is a private company with shareholders' equity not less than $50 million determined in accordance with generally accepted accounting principles, as reflected in the company's most recent financial statements (provided such financial statements were issued within 16 months of the date of Subscriber's purchase of the Shares); (ii) futures contracts or options thereon held for investment purposes; (iii) physical commodities held for investment purposes; (iv) swaps and other similar financial contracts entered into for investment purposes; (v) real estate held for investment purposes; and (vi) cash and cash equivalents held for investment purposes.

In determining whether the $5 million threshold is met, investments can be valued at cost or fair market value as of a recent date. If investments have been acquired with indebtedness, the amount of the indebtedness must be deducted in determining whether the threshold has been met. Please refer to Rule 2a51-1(b) under the Investment Company Act for more detailed information regarding what constitutes an "investment" and the valuation thereof.